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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 June 16, 1997

       Aames Capital Corporation on behalf of Aames Mortgage Trust 1997-B
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             (Exact Name of Registrant as Specified in its Charter)

       California                      333-21219               95-4438859
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(State of Incorporation)              (Commission           (I.R.S. Employer
                                      File Number)          Identification No.)

350 South Grand Avenue, 52nd Floor, Los Angeles, California            90071
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (213) 640-5000

             3731 Wilshire Boulevard, Los Angeles, California 90010
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         (Former Name or Former Address, if Changed Since Last Report)

   Registrant's former telephone number, including area code: (213) 351-6100

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        Item 5. Other Events.(1)
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        Attached as Exhibit 99.1 to this Current Report are certain materials
(the "Computational Materials") furnished to the Registrant by Donaldson, Lufkin & Jenrette Securities Corporation, as representative of the several underwriters (collectively, the "Underwriters"), in respect of Aames Mortgage Trust 1997-B Mortgage Pass-Through Certificates, Series 1997-B, Class A-IA, Class A-IB, Class A-IC, Class A-ID, Class A-IE, Class A-IF, Class A-IO, Class M-IA, Class M-IB, Class B-I, Class A-II, Class M-IIA, Class M-IIB and Class B-II (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated June 18, 1997, and a Prospectus, to be dated March 18, 1997 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-21219) (the "Registration Statement").

        The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

        Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


        Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits:

                99.1    Computational Materials


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(1) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AAMES CAPITAL CORPORATION


                                    By:  /s/ Mark E. Elbaum
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                                        Mark E. Elbaum
                                        Senior Vice President-Finance


Date: June 18, 1997


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                                 Exhibit Index

Exhibit
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99.1    Computational Materials of the Underwriters